UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification:  March 29, 2019

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Randy Anderson
Randy Anderson
Secretary

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	SPRING 2019

Investor Update

Class A Shares (NASDAQ: GIREX)

Inception Through 2/28/191

Performance2

Cumulative Return	38.21%
Annualized Return	7.18%

Positive Returns2

18 out of 18 quarters

Standard Deviation	2.29[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.29—more than five times less than the S&P 500 over the same period.2, 4

Sharpe Ratio	2.79[2]
Alpha	5.22[2,3]
Beta	0.10[2,3]

Private Fund

Diversification5

(as of 1/2/19)

Approximately $173B Gross Asset Value

2,502 investments diversified by sector, geography, and manager

March 29, 2019

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Spring 2019 shareholder update. We greatly appreciate the support of our shareholders and broker-dealer partners, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through February 28, 2019, the Fund’s load waived Class A shares (NASDAQ: GIREX) generated a(n):

●	Total cumulative return of 38.21% and a 7.18% annualized return[2]

●	Sharpe ratio of 2.79[2]

●	Standard deviation of 2.29, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (2.80)[2]
●	Alpha of 5.22[2,3]
●	Beta of 0.10[2,3]

Randy I. Anderson,

Ph.D., CRE

President

Griffin Capital

Asset Management

Company, LLC

Portfolio Manager &

Founding Partner

Griffin Institutional

Access Real Estate Fund

Over the trailing three-month period ending February 28, 2019, financial markets exhibited increased levels of volatility with the S&P 500 declining 903 basis points (bps) in December to end 2018 down 438 bps.6 For those who are keeping score, the S&P 500 exhibited 64 days where the index closed with a return representing

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | SPRING 2019

FUND PERFORMANCE SINCE INCEPTION (6/30/14 TO 2/28/19)2

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	38.21%	7.18%	2.29%	2.79	5.22	0.10
Bloomberg Barclays U.S. Aggregate Bond Index	10.07%	2.08%	2.80%	0.45	1.45	-0.02
S&P 500	56.42%	10.06%	11.54%	0.80	0.00	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	3
INVESTOR UPDATE | SPRING 2019

a movement of 1% or more, comparing to only 8 days of movement greater than 1% during 2017.6 This volatility was most pronounced on Christmas Eve Day, when the S&P 500 lost 270 bps—its worst performance in history leading into the Christmas holiday.6 The selloff in the fourth quarter of 2018 was largely driven by Fed concerns, trade tensions with China, and slowing global growth. The weakness we observed across financial markets at the end of 2018 quickly gave way to strength as we crossed into 2019. Risk assets recovered their December losses and the S&P 500 rallied 11.48% from the start of the year through the end of February.6 Despite the continued backdrop of geopolitical risk and the longest government shutdown on record, markets rallied as labor markets showed strength, surprising even the most optimistic forecasters, when the December payroll statistics were released in early January. Overall, the economy appears to be on solid footing. Gross domestic product (GDP) growth, albeit slowing, remained positive during the fourth quarter and modestly surprised expectations at 2.6%.7 Most recently, in a move to provide stability to financial markets, the Fed announced they would pause quantitative tightening, noting they did not foresee the need for additional upward adjustment to the target rate during the balance of 2019. We view this communication from Fed Chairman Jerome Powell as a tailwind for risk assets moving forward. As always, we will continue to monitor the broader economy for early warning indicators of a pending slowdown. For now, however, we continue to view the risk of a near term recession as low.

Despite turbulent market conditions, we posted our 18th consecutive quarter of positive performance during the fourth quarter of 2018 and have started 2019 with two months of above trend returns. Through the end of February, the Fund’s load-waived Class A shares (NASDAQ: GIREX) returned 8.58% over the trailing one-year period, outperforming the S&P 500 and Bloomberg Barclays U.S. Aggregate Bond Index by 390 bps and 541 bps, respectively.6 We were able to generate this strong performance through active management, with a focus on generating returns through investment in securities with strong fundamentals and at times, dislocated pricing. For example, as publicly traded REITs sold off 13.27% from their 2018 high during the month of December 20186, we added to our exposure as these securities began trading at significant discounts to net asset value (NAV). Given that the selloff was technically driven and did not represent a degradation in fundamentals, publicly traded REITs bounced back off of their December lows, climbing 17.22%.6 In addition to our ability to actively manage across both public and private securities, we selected private securities that were also a positive contributor to Fund performance. Currently, we are invested across 26 different private securities which represent $173 billion of gross asset value within 2,502 assets diversified across markets and managers.5 During the period, we continue to see strong fundamentals across our target markets. Generally speaking, we believe that supply remains in check and demand remains robust as the economic expansion continues. Industrial assets represented the top performing sector during the fourth quarter of 2018, driven by demand for warehouse space to service the increased demands of e-commerce.8 In addition, we expect the multifamily sector will begin to outperform others as strong demographics and a paradigm shift towards renting as opposed to homeownership drive demand for high quality, well located multifamily assets.

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | SPRING 2019

Moving forward, we believe, as we have said in prior writings, that volatility will normalize. It is during times of heightened volatility that the risk management frameworks of asset managers will be tested. For these reasons, we spend an overwhelming majority of our time determining how we can allocate capital to investment opportunities that we believe will be resilient in the face of volatility, will grow earnings when others struggle, and above all else, will protect the principal dollars that we have invested. Utilizing this framework, we have generated strong risk-adjusted returns since the Fund’s inception. The Fund’s Sharpe ratio of 2.79 is more than three times that of the S&P 500.9 Together with our experienced Sub-Advisers, we will continue to work to create value for our shareholders.

On behalf of the entire Griffin Capital Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund’s (the “Fund”) investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	5
INVESTOR UPDATE | SPRING 2019

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | SPRING 2019

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expense of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The inception date of the Fund’s Class A shares was 6/30/2014. As of February 28, 2019, the Fund’s load waived Class A shares returned 7.18% (annualized) since inception and had a one year return of 8.58% (source: Morningstar Direct). The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital.com for current performance. The total gross expense ratio is 2.11% for Class A, 2.86% for Class C, 1.86% for Class I, 2.35% for Class L, and 2.58% for Class M. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2020. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any sub-adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	7
INVESTOR UPDATE | SPRING 2019

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist of a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www. griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”), GCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management, LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

The investment funds and managers listed herein are a representative sample of the investment funds and managers in which Griffin Institutional Access Real Estate Fund is invested in as of 1/2/19: Morgan Stanley Prime Property Fund 9.24%; Clarion Lion Properties Fund 9.02%; Prudential PRISA 7.84%; Heitman Core Real Estate Debt Income Trust 4.92%; CBRE US Core Partners 3.88%; Simon Property Group Inc. 1.24%; Prologis, Inc. 1.17%; Equinix, Inc. 1.02%; AvalonBay Communities Inc. 0.91%; HCP, Inc. 0.74%. Neither Griffin Institutional Access Real Estate Fund, Griffin Capital nor ALPS Distributors, Inc. is affiliated with any investment fund or manager listed herein.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

END NOTES

1.	Fund inception date is 6/30/14.
2.	Data source: Morningstar Direct for the period of 6/30/14 – 2/28/19. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.
3.	Benchmark S&P 500.
4.	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.29; the S&P 500 recorded a standard deviation of 11.54 over that period.
5.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 1/2/19. Fund holdings are subject to change without notice.
6.	Data source: Bloomberg.
7.	Source: U.S. Department of Commerce’s Bureau of Economic Analysis, https://www.bea.gov/news/2019/initial-gross-domestic-product-4th-quarter-and-annual-2018
8.	Source: MSCI/PREA U.S. Property Fund Index: Core Diversified Open End Funds 4Q 2018.
9.	Data source: Morningstar Direct for the period of 6/30/14 – 2/28/19. Since the Fund’s inception on 6/30/14, the Fund has a Sharpe ratio of 2.79; the S&P 500 recorded a Sharpe ratio of 0.80 over that period.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 29, 2019

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 29, 2019 and end on May 7, 2019. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional or own shares directly and wish to tender shares you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Tuesday, May 7, 2019, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on March 22, 2019, of the Class A shares (GIREX) was $27.14 per share, of the Class C shares (GCREX) was $26.44 per share, of the Class I shares (GRIFX) was $27.40 per share, of the Class L shares (GLREX) was $27.04 per share and of the Class M shares (GMREX) was $26.83 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on May 7, 2019.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on May 7, 2019 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 7, 2019.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund's Distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers, nor the Fund's Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY,

MAY 7, 2019

Regular Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Real Estate Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (GIREX): ____ Class C Shares (GCREX): ____ Class I Shares (GRIFX): ____

Class L Shares (GLREX): ____ Class M Shares (GMREX): _____

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender:	Please tender all shares in my account.
Partial Tender:	Please tender shares from my account.
Dollar Amount:	Please tender enough shares to net $ .

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED OR A DOLLAR AMOUNT TENDERED WILL BE REJECTED.
2.	Alterations to this form are prohibited and the request will be rejected.
3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	SPRING 2019

Investor Update

Class A Shares (NASDAQ: GIREX)

Inception Through 2/28/191

Performance2

Cumulative Return	38.21%
Annualized Return	7.18%

Positive Returns2

18 out of 18 quarters

Standard Deviation	2.29[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.29—more than five times less than the S&P 500 over the same period.2, 4

Sharpe Ratio	2.79[2]
Alpha	5.22[2,3]
Beta	0.10[2,3]

Private Fund

Diversification5

(as of 1/2/19)

Approximately $173B Gross Asset Value

2,502 investments diversified by sector, geography, and manager

March 29, 2019

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Spring 2019 shareholder update. We greatly appreciate the support of our shareholders and broker-dealer partners, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through February 28, 2019, the Fund’s load waived Class A shares (NASDAQ: GIREX) generated a(n):

●	Total cumulative return of 38.21% and a 7.18% annualized return[2]

●	Sharpe ratio of 2.79[2]

●	Standard deviation of 2.29, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (2.80)[2]
●	Alpha of 5.22[2,3]
●	Beta of 0.10[2,3]

Randy I. Anderson,

Ph.D., CRE

President

Griffin Capital

Asset Management

Company, LLC

Portfolio Manager &

Founding Partner

Griffin Institutional

Access Real Estate Fund

Over the trailing three-month period ending February 28, 2019, financial markets exhibited increased levels of volatility with the S&P 500 declining 903 basis points (bps) in December to end 2018 down 438 bps.6 For those who are keeping score, the S&P 500 exhibited 64 days where the index closed with a return representing

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | SPRING 2019

FUND PERFORMANCE SINCE INCEPTION (6/30/14 TO 2/28/19)2

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	38.21%	7.18%	2.29%	2.79	5.22	0.10
Bloomberg Barclays U.S. Aggregate Bond Index	10.07%	2.08%	2.80%	0.45	1.45	-0.02
S&P 500	56.42%	10.06%	11.54%	0.80	0.00	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	3
INVESTOR UPDATE | SPRING 2019

a movement of 1% or more, comparing to only 8 days of movement greater than 1% during 2017.6 This volatility was most pronounced on Christmas Eve Day, when the S&P 500 lost 270 bps—its worst performance in history leading into the Christmas holiday.6 The selloff in the fourth quarter of 2018 was largely driven by Fed concerns, trade tensions with China, and slowing global growth. The weakness we observed across financial markets at the end of 2018 quickly gave way to strength as we crossed into 2019. Risk assets recovered their December losses and the S&P 500 rallied 11.48% from the start of the year through the end of February.6 Despite the continued backdrop of geopolitical risk and the longest government shutdown on record, markets rallied as labor markets showed strength, surprising even the most optimistic forecasters, when the December payroll statistics were released in early January. Overall, the economy appears to be on solid footing. Gross domestic product (GDP) growth, albeit slowing, remained positive during the fourth quarter and modestly surprised expectations at 2.6%.7 Most recently, in a move to provide stability to financial markets, the Fed announced they would pause quantitative tightening, noting they did not foresee the need for additional upward adjustment to the target rate during the balance of 2019. We view this communication from Fed Chairman Jerome Powell as a tailwind for risk assets moving forward. As always, we will continue to monitor the broader economy for early warning indicators of a pending slowdown. For now, however, we continue to view the risk of a near term recession as low.

Despite turbulent market conditions, we posted our 18th consecutive quarter of positive performance during the fourth quarter of 2018 and have started 2019 with two months of above trend returns. Through the end of February, the Fund’s load-waived Class A shares (NASDAQ: GIREX) returned 8.58% over the trailing one-year period, outperforming the S&P 500 and Bloomberg Barclays U.S. Aggregate Bond Index by 390 bps and 541 bps, respectively.6 We were able to generate this strong performance through active management, with a focus on generating returns through investment in securities with strong fundamentals and at times, dislocated pricing. For example, as publicly traded REITs sold off 13.27% from their 2018 high during the month of December 20186, we added to our exposure as these securities began trading at significant discounts to net asset value (NAV). Given that the selloff was technically driven and did not represent a degradation in fundamentals, publicly traded REITs bounced back off of their December lows, climbing 17.22%.6 In addition to our ability to actively manage across both public and private securities, we selected private securities that were also a positive contributor to Fund performance. Currently, we are invested across 26 different private securities which represent $173 billion of gross asset value within 2,502 assets diversified across markets and managers.5 During the period, we continue to see strong fundamentals across our target markets. Generally speaking, we believe that supply remains in check and demand remains robust as the economic expansion continues. Industrial assets represented the top performing sector during the fourth quarter of 2018, driven by demand for warehouse space to service the increased demands of e-commerce.8 In addition, we expect the multifamily sector will begin to outperform others as strong demographics and a paradigm shift towards renting as opposed to homeownership drive demand for high quality, well located multifamily assets.

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | SPRING 2019

Moving forward, we believe, as we have said in prior writings, that volatility will normalize. It is during times of heightened volatility that the risk management frameworks of asset managers will be tested. For these reasons, we spend an overwhelming majority of our time determining how we can allocate capital to investment opportunities that we believe will be resilient in the face of volatility, will grow earnings when others struggle, and above all else, will protect the principal dollars that we have invested. Utilizing this framework, we have generated strong risk-adjusted returns since the Fund’s inception. The Fund’s Sharpe ratio of 2.79 is more than three times that of the S&P 500.9 Together with our experienced Sub-Advisers, we will continue to work to create value for our shareholders.

On behalf of the entire Griffin Capital Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund’s (the “Fund”) investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	5
INVESTOR UPDATE | SPRING 2019

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | SPRING 2019

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expense of Griffin Institutional Access® Real Estate Fund (the

“Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The inception date of the Fund’s Class A shares was 6/30/2014. As of February 28, 2019, the Fund’s load waived Class A shares returned 7.18% (annualized) since inception and had a one year return of 8.58% (source: Morningstar Direct). The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital.com for current performance. The total gross expense ratio is 2.11% for Class A, 2.86% for Class C, 1.86% for Class I, 2.35% for Class L, and 2.58% for Class M. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2020. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any sub-adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	7
INVESTOR UPDATE | SPRING 2019

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist of a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www. griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”), GCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management, LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

The investment funds and managers listed herein are a representative sample of the investment funds and managers in which Griffin Institutional Access Real Estate Fund is invested in as of 1/2/19: Morgan Stanley Prime Property Fund 9.24%; Clarion Lion Properties Fund 9.02%; Prudential PRISA 7.84%; Heitman Core Real Estate Debt Income Trust 4.92%; CBRE US Core Partners 3.88%; Simon Property Group Inc. 1.24%; Prologis, Inc. 1.17%; Equinix, Inc. 1.02%; AvalonBay Communities Inc. 0.91%; HCP, Inc. 0.74%. Neither Griffin Institutional Access Real Estate Fund, Griffin Capital nor ALPS Distributors, Inc. is affiliated with any investment fund or manager listed herein.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

END NOTES

1.	Fund inception date is 6/30/14.
2.	Data source: Morningstar Direct for the period of 6/30/14 – 2/28/19. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.
3.	Benchmark S&P 500.
4.	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.29; the S&P 500 recorded a standard deviation of 11.54 over that period.
5.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 1/2/19. Fund holdings are subject to change without notice.
6.	Data source: Bloomberg.
7.	Source: U.S. Department of Commerce’s Bureau of Economic Analysis, https://www.bea.gov/news/2019/initial-gross-domestic-product-4th-quarter-and-annual-2018
8.	Source: MSCI/PREA U.S. Property Fund Index: Core Diversified Open End Funds 4Q 2018.
9.	Data source: Morningstar Direct for the period of 6/30/14 – 2/28/19. Since the Fund’s inception on 6/30/14, the Fund has a Sharpe ratio of 2.79; the S&P 500 recorded a Sharpe ratio of 0.80 over that period.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 29, 2019

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 29, 2019 and end on May 7, 2019. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. If you wish to tender shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Tuesday, May 7, 2019, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on March 22, 2019, of the Class A shares (GIREX) was $27.14 per share, of the Class C shares (GCREX) was $26.44 per share, of the Class I shares (GRIFX) was $27.40 per share, of the Class L shares (GLREX) was $27.04 per share and of the Class M shares (GMREX) was $26.83 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on May 7, 2019.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on May 7, 2019 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 7, 2019.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund's Distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers, nor the Fund's Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.